UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 9, 2017

TRAQIQ, INC.

(Exact Name of Registrant as Specified in its Charter)

California	333-172658	30-0580318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

14205 SE 36th Street, Suite 100, Bellevue, WA 98006

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (425) 818-0560

Thunderclap Entertainment, Inc.

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Certifying Accountant

Effective August 9, 2017, Anton & Chia, LLP (“Anton”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of Anton as the independent registered public accounting firm.

The reports of Anton regarding the Company’s financial statements for the fiscal year ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Anton on the Company’s financial statements for fiscal year ended December 31, 2016 and 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern. Furthermore, Anton informed us in a letter dated March 23, 2017, that our lack of an audit committee, lack of segregation of duties and our ineffective controls over period end financial disclosure and reporting processes resulted in deficiencies that they believe to be material weaknesses.

Anton was engaged on November 12, 2012. During the period from November 12, 2012, until the date of dismissal, (i) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton would have caused it to refer to such disagreement in its reports should they have been issued; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Anton with a copy of the foregoing disclosures and requested that Anton furnish the Company with a letter addressed to the SEC stating if it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

Effective August 9, 2017, the Board of Directors of the Company engaged KBL, LLP (“KBL”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2017.

During the Company’s last fiscal year and through the interim periods preceding the engagement of KBL, the Company (a) has not engaged KBL as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with KBL regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KBL concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TRAQIQ, INC.

Date: August 14, 2017

/s/ Ajay Sikka
Ajay Sikka
Chief Executive Officer

ITEM 9.01 EXHIBITS

16.1 Letter from Anton & Chia LLP to the Securities and Exchange Commission.